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                                 EXHIBIT 7(a)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our report dated April 5, 1996, in Post-Effective Amendment No. 2 to the Registration Statement (Form S-6 No. 33-97852) and the related Prospectus of Southland Separate Account L1 (dated October 25, 1996).


                                               /s/ Ernst & Young LLP
                                              --------------------------
                                              ERNST & YOUNG LLP

Atlanta, Georgia
October 24, 1996